Leases	6 Months Ended
Dec. 31, 2022
Leases
Leases

12. Leases

The Company leases certain properties consisting principally of a facility in Bohemia, New York (headquarters) which was amended in September 2021 to increase the space by approximately 25% and extend the lease term through October 2028.The Company also has a facility in Pittsburgh, Pennsylvania for its Bioprocessing Systems Operations through May 2023, and a facility for sales and administration in Orangeburg, New York which was amended in June 2022 to extend the lease term to November 2024. In August and September 2022, the Company entered into two lease agreements to lease motor vehicles for certain employees. The contractual period of each lease is 36 months and the lease was determined to qualify for operating lease treatment upon the lease commencement date. There are no renewal options with any of the leases, no residual values or significant restrictions or covenants other than those customary in such arrangements, and no non-cash activities, and any rent escalations incorporated within the leases are included in the calculation of the future minimum lease payments, as further described below. All of the Company’s leases are deemed operating leases.

As of December 31, 2022, the weighted-average remaining lease term for operating lease liabilities was approximately 5.42 years and the weighted-average discount rate was 5.0%. Total cash payments under these leases were $186,000 for the six month ended December 31, 2022 of which $184,400 was recorded as leases expense.

The Company’s approximate future minimum rental payments under all operating leases as of December 31, 2022 are as follows:

Year ended December 31,	Amount
2023	$341,900
2024	289,700
2025	267,700
2026	266,600
2027	274,500
Thereafter	200,900
Total future minimum payments	$1,641,300
Less: Imputed interest	(208,200)
Total Present Value of Operating Lease Liabilities	$1,433,100